                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 2000 included in Wilsons The Leather Experts Inc.'s Form 10-K for the year ended January 29, 2000 and to all references to our Firm included in this registration statement.




                                               /s/  Arthur Andersen LLP
                                               ARTHUR ANDERSEN LLP





Minneapolis, Minnesota
    June 12, 2000